WARRANT AGREEMENT

AGREEMENT, dated as of this 13TH day of March, 2000, by and between SANGUINE CORPORATION, a Nevada corporation ("Company"), and Westbury Consultancy Services Limited (the "Warrant Holder").

                             WITNESSETH:

WHEREAS, the Warrant Holder has agreed to provide valuable services to the Company, including but not limited to endorsing, sponsoring and finding joint venture partners or affiliates to assist the Company in its research and development efforts in exchange for the issuance of the warrants provided in this Agreement, (the "Warrants").

WHEREAS, the Company and the Warrant Holder desire to set forth the terms and conditions relating to the issuance, registration, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants, and the rights of the holders thereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company and the Warrant Holder, the Company and the Warrant Holder hereto agree as follows:

Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

"Common Stock" shall mean the common stock of the Company of which at the date hereof consists of 100,000,000 authorized shares, $ 0.001 par value, and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include (i) only shares of such class designated in the Company's Certificate of Incorporation as Common Stock on the date of the original issue of the Warrants, or (ii) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 7(c) hereof, the stock, securities or property provided for in such section; or (iii) in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

"Corporate Office" shall mean the office of the Company at which at any particular time its principal business shall be administered, which office is located at the date hereof at _______.

"Exercise Date" shall mean, as to any Warrant, the date on which the Company shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder (as defined below) thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price (as defined below).

"Initial Warrant Exercise Date" shall mean 90 days after the date hereof or 15 days after the Company consummates its next private placement or secondary offering whichever date is sooner.

"Purchase Price" shall mean the purchase price per share to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $0.25 per share of Common Stock, or 120% of the issued price in connection with the Company's next public or private financing subject to adjustment from time to time pursuant to the terms and provisions of Section 7 hereof.

"Registered Holder" shall mean as to any Warrant and as of any particular date, the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to
Section 6.

"Transfer Agent" shall mean the Company or, if applicable, a third party stock transfer agent and registrar retained by the Company.

"Warrant Expiration Date" shall mean 5:00 P. M. (New York time) on March 20, 2005, provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized or required to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized or required to close. Upon thirty (33 0) days' written notice to all Registered Holders, the Company shall have the right to extend the Warrant Expiration Date.

1. Warrants and Issuance of Warrant Certificates.

(a) A Warrant initially shall entitle the Registered Holder of the Warrant representing such Warrant to purchase one hundred (100) shares of Common Stock upon the exercise thereof (sometimes referred to as the "Warrant Shares"), in accordance with the terms hereof, subject to modification and adjustment as provided in Section 7.

(b) Upon execution of this Agreement, warrant certificates ("Warrant Certificates") in the form of Exhibit A annexed hereto representing the 120,000 Warrants shall be executed by the Company and delivered to the Holder.

(c) From time to time, up to the Warrant Expiration Date, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing the shares of Common Stock issuable, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

(d) From time to time, up to the Warrant Expiration Date, the Company shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 5; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 6; and (v) those issued at [lie option of the Company, in such form as may be approved by the its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 7 hereof.

(e) Notwithstanding anything to the contrary set forth herein, the Company, the Warrant Holder and each Registered Holder hereby agree that in connection with the registration of the shares of Common Stock underlying the Warrants pursuant to Section 9 hereof, the Warrant Holder, each Registered Holder and the Company may be required to enter into a new warrant agreement to allow for a warrant agent. The Warrant Holder and each Registered Holder hereby agree to enter into such new warrant agreement provided that the terms thereof are substantially similar to the terms hereof.

2. Form and Execution of Warrant Certificates.

(a) The Warrant Certificates shall be substantially in the form attached hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates) and issued in registered form. Warrant Certificates shall be numbered serially and designated with the letters NPW.

(b) Warrant Certificates shall be executed on behalf of the Company by its President, or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company or to hold the particular office referenced in the Warrant Certificate before the date of issuance of the Warrant Certificates, such Warrant Certificates may nevertheless be issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company or to hold such office.

3. Exercise. Each Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within five (5) business days after the date of such exercise, the Company shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a certificate for any remaining unexercised Warrants of the Registered Holder).

4. Reservation of Shares. Listing Payment of Taxes. etc.

(a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge) and that upon issuance such shares shall be listed on each national securities exchange or eligible for inclusion in each automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed or eligible for inclusion.

(b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance, or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

(c) In the event that a registration of the Warrant Shares is consummated pursuant to Section 8 hereof, then the Company shall obtain the listing of the Warrant Shares on a national securities exchange or the Nasdaq Stock Market where the Company's Common Stock may then be listed for trading.

5. Exchange and Registration of Transfer.

(a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, issue and deliver in exchange there for the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive. The Holder shall pay all transfer taxes, if any, for any transfer of Warrant Certificates.

(b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

(c) With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, tile assignment or subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

(d) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Company and thereafter retained by the Company until termination or this Agreement.

(e) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, the It, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (m the case of mutilation) upon surrender and cancellation thereof, the Company shall execute (in the absence of notice to the Company that the Warrant Certificate has been acquired by a bona fide purchaser) and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

7. Adjustment of Exercise Price and Number of Shares of Common Stock or
Warrants.

(a) Subject to the exceptions referred to in Section 7(g) below, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the market price of the Common Stock on the date of the sale (with the exception of the Company's next proposed private placement or secondary offering) or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection 7(f) below) for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

Upon each adjustment of the Purchase Price pursuant to this Section 7, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 7(b) hereof) be such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.

(b) The Company may elect, upon any adjustment of the Purchase Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as herein above provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to Such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such, adjustment and the denominator of which shall be the Purchase Price, effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 7, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 8 hereof, the number or additional Warrants to which such Registered Holder shall be entitled as a result Of Such adjustment or, at the option of the Company, cause to be distributed to such Registered Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Warrants to which such Registered Holder shall be entitled after such adjustment.

(c) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each Registered Holder shall have the right thereafter, by exercising such Registered Holder's Warrants, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrants immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to each Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(d) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2(d) hereof, continue to express the Purchase Price per share, the number of shares purchasable thereunder and the Redemption Price therefor as the Purchase Price per share, the number of shares purchasable and the Redemption Price therefor were expressed in the Warrant Certificates when the same were originally issued.

(e) After each adjustment of the Purchase Price pursuant to this Section 7, the Company will promptly prepare a certificate signed by the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the Registered Holder of a Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(f) For purposes of Section 7(a) and 7(b) hereof, the following provisions (i) to (vii) shall also be applicable:

          (i) The number of shares of Common Stock outstanding at any given time shall include shares of Common Stock owned or held by or for the account of the Company and the sale or issuance of such treasury shares or the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said sections.

          (ii) No adjustment of the Purchase Price shall be made unless such adjustment Would require an increase or decrease of at least $.10 in such price; provided that any adjustments which by reason of this subsection (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least,$, 10 in the Purchase Price then in effect hereunder.

(iii) In case of (1) the sale by the Company for cash of any rights or warrants to Subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock without the payment of any further consideration other than cash, if any (such convertible or exchangeable securities being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, in each case, if (and only if) the consideration payable to the Company upon the exercise of such rights, warrants, or options shall consist of cash, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of"such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the fair 'Market value of the Common Stock on the date of the issuance or sale of such rights, warrants or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale Of Such rights, warrants or options) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 8(a) and 8(b) hereof and shall be deemed to have been sold for cash in an amount equal to such price per share.

(iv) In case of the sale by the Company for cash of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale or such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by
(y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the fair market value of the Common Stock on the date of the sale of such Convertible Securities, then the total maximum number of shares of

Common Stock issuable upon the conversion or exchange, of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 7(a) and 7(b) hereof and shall be deemed to have been sold for cash in an amount equal to such price per share.

(v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in subsection (iii) or (iv) above or any other securities of the Company convertible, exchangeable, or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the market price on the date prior to such modification, the Purchase Price to be in effect after such modification shall be determined by multiplying the Purchase Price in effect immediately prior to such event by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately on such date plus the number of shares of Common Stock which the aggregate consideration receivable by the Company for the securities affected by the modification would purchase at the market price and of which the denominator shall be the number of shares of Common Stock outstanding on such date Plus the number of shares of Common Stock to be issued upon conversion, exchange, or exercise of the modified securities at the modified rate.
Such adjustment shall become effective as of the date upon which such modification shall take effect.

(vi) On the expiration of any such right, warrant or option or the termination of any such right to convert or exchange any such Convertible Securities, the Purchase Price- then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (a) had the adjustments made upon the issuance Or Sale Of Such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants, or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Purchase Price as adjusted under clause (a) for all transactions (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

(vii) In case of the sale for cash of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith.

(g) No adjustment to the Purchase Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made, however,

(i) upon the sale or exercise of the warrants or any warrant outstanding on the date hereof; or

(ii) upon the issuance or sale of Common Stock or Convertible Securities upon the exercise of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of tile Warrants or were thereafter issued or sold; or

(iii) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the Purchase Price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold; or

(iv) upon the issuance or sale of Common Stock or Convertible Securities in a transaction exempt from registration under the Securities Act of 1933 unless the issuance or sale price is less than 85% of the fair market value of the Common Stock on the date Of issuance, in which case the adjustment shall only be for the difference between 85% of the fair market value and the issue or sale price; or

(v) upon the issuance or sale of Common Stock or Convertible Securities to shareholders of any corporation which merges and/or consolidates into or is acquired by the Company or from which the Company acquires assets and some or all of the consideration consists of equity securities of the Company, in proportion to their stock holdings of such corporation immediately prior to the acquisition but only if no adjustment is required pursuant to any other provision of this Section 9; or

(vi) upon the issuance or exercise of options or upon the issuance or grant of stock awards granted to the Company's directors, employees or consultants under a plan or plans (including for this purpose any arrangement or agreement which would constitute a "plan" under the instructions to a registration statement on Form S-8) adopted by the Company's Board of Directors and approved by its shareholders. For the purposes of determining whether the consideration received by the Company is less than the Market Price in connection with any issuance of stock to the Company's directors, employees or consultants under plans adopted by the Company's Board of Directors and approved by its shareholders, the consideration received shall be deemed to be the amount of compensation to the director, employee or consultant reported by the Company in connection with such issuances; or

(vii) upon the issuance of Common Stock to the Company's directors, employees or consultants under a plan or plans which are qualified under the Internal Revenue Code as incentive stock option plans;

(viii) upon the issuance of Common Stock in a bona fide public offering pursuant to a firm commitment underwriting; or

(ix) upon the issuance of Common Stock in connection with the Company's next private placement or secondary offering following the date of this Agreement.

(h) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 7, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

(i) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall concurrently therewith grant to each Registered Holder as of the record date for such transaction, but only for the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the stockholders enti tied to tile rights, wan-ants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise (assuming, for purposes of this Section 7(i), that exercise of Warrants is permissible during periods prior to the Initial Warrant Exercise Date) of his Warrants. Such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 7.

    Registration Rights.

(a) The Warrants and tile Warrant Shares have not been registered under the Securities Act. Upon exercise, in part or in whole, of this Warrant, certificates representing the Warrant Shares shall bear the following legend:

          These securities have not been registered under the Securities Act of 1933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion of counsel reasonably satisfactory to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act.

(b) The Company shall register the Warrant Shares under the Securities Act and shall file a registration statement with tile SEC no later than July 6, 2000. The Registered Holder shall reimburse the Company for the costs directly associated with such registration, including legal and accounting fees, not to exceed $15,000.

9. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder (for purposes of this Section 9, "Holder" shall include the Officers, directors, partners, employees and agents, and each person, if any, who controls any Holder ("controlling person") within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act), from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which such Holder or any Such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise Out Of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement tiled pursuant to Section 8 (a "Registration Statement"), or any preliminary prospectus ("preliminary Prospectus") or prospectus ("Prospectus") included therein (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made), not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any preliminary Prospectus or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and provided, further, that the Company shall not be liable to any such Holder under the indemnity agreement in this subsection (a) (i) with respect to any preliminary Prospectus or Prospectus (if such Prospectus has then been amended or supplemented) to the extent that any such loss, liability, claim, damage or expense of such Holder arises out of a sale of Warrants or Warrant Shares by such Holder to a person to whom there was not sent or given, at or prior to the written confirmation of such sale,'a copy of the Prospectus (or of the Prospectus as then amended or supplemented) if the Company has previously furnished copies thereof to such Holder a reasonable time in advance and Lhe loss, liability, claim, damage or expense of such Holder results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary Prospectus (or the Prospectus) which was corrected in the Prospectus (or the Prospectus as amended or supplemented), or (ii) to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any action or failure to act by such Holder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of such Holder. The indemnity agreement in this Subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

(b) Each Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each other person, if any, who controls the Company within the meaning of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to statements or omissions, if any, made in conformity with information relating to such Holder furnished in writing by such Holder specifically for use in the Registration Statement, or any preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto; provided, however, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of gross proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 9, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under Sections 9(a) or (b) unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from. such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, which may be the same counsel as counsel to the indemnifying party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense Of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded, after consultation with counsel to such indemnified party or parties, that a conflict of interest exists which makes representation by counsel chosen by the indemnifying party not advisable (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 9 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

(d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 9 provide for indemnification in such case, or (ii) contribution under the Securities Act may be required, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by a Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action, claim, suit, proceeding or litigation. Notwithstanding the provisions of this subsection (d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Warrants and Warrant Shares sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section
10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of Such fraudulent misrepresentation. For purposes of this
Section 9, each person, if any, who controls the Company within the meaning of the Securities Act, each executive officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, proceeding or litigation against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

      10. Fractional Warrants and Fractional Shares.

(a) If the number of shares of Common Stock purchasable upon the exercise of a Warrant is adjusted pursuant to Section 7 hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. In such event, the Company may at its option elect to round up the number of shares to which the Holder is entitled to the nearest whole share or to pay cash in respect of fractional shares in accordance with the following:
With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current market value of such fractional share, determined as follows:

          (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market, the current value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average of the closing bid and ask prices for such day on such exchange or market; or

          (ii) If the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange or listed for trading on the Nasdaq Stock Market, the Current value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

          (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges on a national securities exchange or listed for trading on the Nasdaq Stock Market and bid and asked prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

11. Warrant Holder Not Deemed Stockholder. No Registered Holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

12. Rights of Action. All rights of action with respect to this Agreement are vested in the Registered Holder of the Warrants, and the Registered Holder of a Warrant may, in his own behalf and for his own benefit, enforce auainst the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

13. Agreement of Warrant Holder. Every Registered Holder, by his acceptance thereof, consents and agrees with tile Company, and every other Holder that:

(a) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his attorney-in-fact duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its discretion, together with payment of any applicable transfer taxes; and

(b) The Company may deem and treat the person in whose name the Warrant Certificate is registered as the Holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary.

14. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Warrant, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be delivered to the Company and canceled by it and retired. The Company shall also cancel any Warrant Certificates following exercise of any of the Warrants Certificates represented thereby or delivered to it for transfer, Split Lip, combination or exchange.

15. Modification of Agreement. This Agreement shall not be modified, supplemented or altered in any respect except with the consent in writing of the Company and the Registered Holder, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

16. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, Calle Villadoaat 172, Charto 3, Barcelona, Spain, or such other address as the Company may specify.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada., without reference to principles of conflict of laws.

18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Registered Holder, and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

19. Termination. This Agreement shall terminate at the close of business on the Warrant Expiration Date of all the Warrants. or such earlier date upon which all Warrants have been exercised.

20. Counterparts. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

IN WITNESS WHERE OF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SANGUINE CORPORATION

By:   /s/Thomas C. Drees
Name: Thomas C. Drees
Title: Chairman, CEO

Warrant Holder:

WESTBURY CONSULTANCY SERVICES LIMITED

By: /S/Natalie Dodo
Title: Natalie Dodo
       Director

                               EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH
SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT.

No. NPW                         120,000
              Redeemable Common Stock Purchase Warrants

                      VOID AFTER MARCH 20, 2005

    STOCK PURCHASE WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

                        SANGUINE CORPORATION

                         THIS CERTIFIES THAT

FOR VALUE RECEIVED Westbury Consultancy Services Limited or registered assigns (the "Registered Holder") is the owner of the number of Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one hundred (100) fully paid and non-assessable shares of Common Stock, $.001 par value ("Common Stock"), of SANGUINE CORPORATION, a Nevada corporation (the "Company"), at any time between the Initial Exercise Date (as herein defined) and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of the greater of $0.25 per share or 120% of the offering price per share in connection with the next public or private offering of common stock within following the date hereof, subject to adjustment from time to time pursuant to the terms and provisions of Section 7 of the Warrant Agreement in lawful money of the United States of America in cash or by official bank or certified check made payable to SANGUINE CORPORATION

This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated March 21.,2000, by and between the Company and the Registered Holder. Terms not defined herein shall have the meanings assigned to them in the Warrant Agreement.

In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and/or the number of shares of. Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

The term "Initial Exercise Date" shall mean 90 days after the date hereof or 15 days after the Company consummates into next public placement or secondary offer of common stock, whichever date is sooner.

The term "Expiration Date" shall mean 5:00 p.m. (New York time) on March 20, 2005, or such earlier date as the Warrants shall be redeemed. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any transfer fee in addition to any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of tile Company, except as provided in the Warrant Agreement.

Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by its officer thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

SANGUINE CORPORATION

By:  /s/Thomas C. Drees
Name: Thomas C. Drees
Title: Chairman, CEO
Date: March 20, 2000

                        SUBSCRIPTION FORM

(To Be Executed by the Registered Holder in Order to Exercise Warrants)

THE UNDERSIGNED REGISTERED HOLDER hereby elects to exercise Warrants of SANGUINE CORPORATION represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of:

whose taxpayer identification number is:

and be delivered to:


                   (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

(Address)

(Date)

(Taxpayer Identification Number)

(Signature)

SIGNATURE GUARANTEED

(Bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                            ASSIGNMENT
(To Be Executed by the Registered Holder in Order to Assign Warrants)


FOR VALUE RECEIVED, the Undersigned Registered Holder hereby sells, assigns and transfers unto

(insert name)

whose taxpayer identification or other identifying number is:

and whose address is:

(please print or type address)

the following number of the Warrants represented by this Warrant Certificate:
         and hereby irrevocably constitutes and appoints
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

(Date)


(Signature)
SIGNATURE GUARANTEED

(Bank or trust company having an office or correspondent in the United States or a. broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc.)